                              MFS(R) RESEARCH FUND

                Supplement to the February 1, 1998 Prospectus and
                       Statement of Additional Information

         At a special meeting of shareholders of the Fund held on October 15, 1998, shareholders approved a new investment advisory agreement between the Fund and MFS Investment Management (the "New Agreement"), providing for an increase in the investment management fee paid by the Fund to MFS. This fee change is the only material difference between the current Investment Advisory Agreement described in the prospectus under "Management of the Fund - Investment Adviser" and the New Agreement. Effective November 1, 1998, the investment management fee will be 0.43% of the Fund's average daily net assets, and the Expense Summary section of the Fund's Prospectus will be revised as follows:

1.       EXPENSE SUMMARY


Shareholder Transaction Expenses:                                                     Class A     Class B       Class C

     Maximum Initial Sales Charge Imposed on Purchases
       of Fund Shares (as a percentage of offering price).........................     5.75%          0.00%       0.00%
     Maximum Contingent Deferred Sales Charge (as a percentage
       of original purchase price or redemption proceeds,
       as applicable).............................................................   See Below(1)     4.00%       1.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

     Management Fees (after fee increase)(2)......................................     0.43%         0.43%        0.43%
     Rule 12b-1 Fees..............................................................     0.35%(3)       1.00%(4)    1.00%(4)
     Other Expenses(5)............................................................     0.27%          0.27%       0.27%
                                                                                       -----          -----       -----
     Total Operating Expenses (after fee increase)(2).............................     1.05%         1.70%        1.70%

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(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund - Purchases" below).
(2) Effective November 1, 1998, the management fee will be increased from 0.34% per annum of the Fund's average daily net assets to 0.43% per annum of the Fund's average daily net assets for Class A, B and C shares. Prior to November 1, 1998, "Total Operating Expenses" expressed as a percentage of average daily net assets will be 0.96%, 1.61% and 1.61% for Class A, B and C shares, respectively.
(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 35% per annum distribution/service fee is reduced to 0.25% per annum for shares purchased prior to March 1, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund - Distribution Plan" below).
(4) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average net assets attributable to Class B shares and Class C shares respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund - Distribution Plan" below).
(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

         Period                                                   Class A             Class B                 Class C

                                                                                              (1)                   (1)
        1 year.........................................            $68               $57      $17           $27     $17
        3 years........................................             89                84       54            54      54
        5 years........................................            112               112       92            92      92
       10 years........................................            178               183(2)   183(2)        201     201

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(1)  Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

         The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections in the Prospectus: (i) varying sales charges on share purchases - "Information Concerning Shares of the Fund - Purchases"; (ii) varying CDSCs - "Information Concerning Shares of the Fund - Purchases"; (iii) management fees - "Management of the Fund - Investment
Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees "Information Concerning Shares of the Fund - Distribution Plan".

         The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

2.       MANAGEMENT OF THE FUND - Investment Adviser
         The following sentences will be added following the last sentence of the first paragraph in the section entitled "Management of the Fund - Investment Adviser" on Page 14 of the Prospectus:

         "Effective November 1, 1998, the gross income portion of the management fee will be eliminated. The asset-based component of this fee will be 0.43% per annum of the Fund's average daily net assets."

         The section entitled "Management of the Fund - Investment Adviser" on page 6 of the Statement of Additional Information is revised by adding the following sentences after the first sentence in the 3rd full paragraph:

         "Effective November 1, 1998, the gross income portion of the management fee will be eliminated. The asset-based component of this fee will be 0.43% per annum of the Fund's average daily net assets."

                The date of this Supplement is October 15, 1998.